Exhibit 10.1

Gannett Co., Inc.

2015 Omnibus Incentive Compensation Plan

Amendment Number 1

Subject to and effective upon obtaining the requisite stockholder approval for this Amendment at the Company’s 2017 annual meeting of stockholders, pursuant to Article 16 of the Gannett Co., Inc. 2015 Omnibus Incentive Compensation Plan (the “Plan”), Gannett Co., Inc. hereby amends the Plan as follows:

1.                Article 2 of the Plan is amended by adding the following new section 2.17A after current Section 2.17:

2.17A       “Equity Award” means an Award that is payable in Shares.

2.                Section 4.1 of the Plan is hereby amended by replacing the first sentence of such Section with the following:

Subject to Sections 4.2 and 4.4, the number of Shares reserved for issuance to Participants under this Plan is eighteen million five (18,000,000) Shares.

3.                Effective for awards granted on or after May 10, 2017, Section 6.10 is hereby amended by replacing such Section with the following:

6.10       Service Requirement for Options. Options granted to Participants on or after May 10, 2017, will be subject to a minimum vesting period requiring at least one year of service; provided that the Committee may provide for accelerated vesting after less than one year: (i) in connection with terminations of employment due to death, disability, retirement or other circumstances that the Committee determines to be appropriate; (ii) in connection with a Change in Control in which the Option is not continued or assumed (e.g., the Option is not equitably converted or substituted for an option of the successor company); or (iii) for grants made in connection with an acquisition by the Company or its Subsidiaries or Affiliates in substitution for pre-existing awards. Notwithstanding the foregoing, effective for Equity Awards granted on or after May 10, 2017, with respect to all Equity Awards that do not otherwise qualify for an exception from the minimum one year of service vesting requirement, up to five percent (5%) of the Shares authorized for issuance under the Plan in excess of eleven million (11,000,000) Shares may be granted without regard to the one year of service vesting requirement.

4.                Effective for awards granted on or after May 10, 2017, Article 6 is amended to add the following new Section 6.11 to the end thereof:

6.11       Dividends on Unvested Shares. Any dividends with respect to the Shares issued in connection with the exercise of an Option shall not be paid to the Participant until the Shares to which the dividends relate vest. If any Shares are forfeited, the Participant shall have no right to the dividends related to the forfeited Shares.

5.                Effective for awards granted on or after May 10, 2017, Section 7.9 is hereby amended by replacing such Section with the following:

7.9       Service Requirement for SARs. SARs granted to Participants on or after May 10, 2017, will be subject to a minimum vesting period requiring at least one year of service; provided that the Committee may provide for accelerated vesting after less than one year: (i) in connection with terminations of employment due to death, disability, retirement or other circumstances that the Committee determines to be appropriate; (ii) in connection with a Change in Control in which the SAR is not continued or assumed (e.g., the SAR is not equitably converted or substituted for a stock appreciation right of the successor company); or (iii) for grants made in connection with an acquisition by the Company or its Subsidiaries or Affiliates in substitution for pre-existing awards. Notwithstanding the foregoing, effective for Equity Awards granted on or after May 10, 2017, with respect to all Equity Awards that do not otherwise qualify for an exception from the minimum one year of service vesting requirement, up to five percent (5%) of the Shares authorized for issuance under the Plan in excess of eleven million (11,000,000) Shares may be granted without regard to the one year of service vesting requirement.

6.                Effective for awards granted on or after May 10, 2017, Article 7 is amended to add the following new Section 7.10 to the end thereof:

7.10       Dividends on Unvested Shares. Any dividends with respect to the Shares issued in connection with the exercise of a SAR shall not be paid to the Participant until the Shares to which the dividends relate vest. If any Shares are forfeited, the Participant shall have no right to the dividends related to the forfeited Shares.

7.                Effective for awards granted on or after May 10, 2017, Section 8.6 is hereby amended by replacing such Section with the following:

8.6       Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock or Stock Awards granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held; provided that, any dividends with respect to the Restricted Stock or Stock Awards shall not be paid to the Participant until the Shares of Restricted Stock or Stock Awards to which the dividends relate vest. If any Shares of Restricted Stock or Stock Awards are forfeited, the Participant shall have no right to the dividends related to the forfeited Shares.

8.               Effective for awards granted on or after May 10, 2017, Section 8.8 is hereby amended by replacing such Section with the following:

8.8       Service Requirement for Restricted Stock and Stock Awards. Restricted Stock and Stock Awards granted to Participants on or after May 10, 2017, will be subject to a minimum vesting period requiring at least one year of service; provided that the Committee may provide for accelerated vesting after less than one year: (i) in connection with terminations of employment due to death, disability, retirement or other circumstances that the Committee determines to be appropriate; (ii) in connection with a Change in Control in which the Restricted Stock or Stock Award is not continued or assumed (e.g., the Restricted Stock or Stock Award is not equitably converted or substituted for a similar award of the successor company); or (iii) for grants made in connection with an acquisition by the Company or its Subsidiaries or Affiliates in substitution for pre-existing awards. Notwithstanding the foregoing, effective for Equity Awards granted on or after May 10, 2017, with respect to all Equity Awards that do not otherwise qualify for an exception from the minimum one year of service vesting requirement, up to five percent (5%) of the Shares authorized for issuance under the Plan in excess of eleven million (11,000,000) Shares may be granted without regard to the one year of service vesting requirement.

9.               Effective for awards granted on or after May 10, 2017, the second paragraph of Section 9.5 is hereby amended by replacing such paragraph with the following:

Unless otherwise provided by the Committee, Participants holding Restricted Stock Units, Performance Units, or Performance Shares may be entitled to receive dividends or dividend units with respect to dividends declared on Shares underlying such Awards; provided that, any dividends or dividend units with respect to the Restricted Stock Units, Performance Units, or Performance Shares shall not be paid to the Participant until the Restricted Stock Units, Performance Units, or Performance Shares to which the dividends relate vest. If any Restricted Stock Units, Performance Units, or Performance Shares are forfeited, the Participant shall have no right to the dividends or dividend units related to the forfeited Awards.

10.              Effective for awards granted on or after May 10, 2017, Section 9.7 is hereby amended by replacing such Section with the following:

9.7                Service Requirement for Restricted Stock Units, Performance Units and Performance Shares. Restricted Stock Units, Performance Units and Performance Shares granted to Participants on or after May 10, 2017, will be subject to a minimum vesting period requiring at least one year of service; provided that the Committee may adopt accelerated vesting periods: (i) in connection with terminations of employment due to death, disability, retirement or other circumstances that the Committee determines to be appropriate; (ii) in connection with a Change in Control in which the Restricted Stock Unit, Performance Unit or Performance Share is not continued or assumed (e.g., the Restricted Stock Unit, Performance Unit or Performance Share is not equitably converted or substituted for a similar award of the successor company); or (iii) for grants made in connection with an acquisition by the Company or its Subsidiaries or Affiliates in substitution for pre-existing awards. Notwithstanding the foregoing, effective for Equity Awards granted on or after May 10, 2017, with respect to all Equity Awards that do not otherwise qualify for an exception from the minimum one year of service vesting requirement, up to five percent (5%) of the Shares authorized for issuance under the Plan in excess of eleven million (11,000,000) Shares may be granted without regard to the one year of service vesting requirement.

11.              Except as amended above, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, Gannett Co., Inc. has caused this Amendment to be executed by its duly authorized officer as of this 10th day of May, 2017.

GANNETT CO., INC

By:	/s/ Barbara W. Wall
Name:	Barbara W. Wall
Title:	Senior Vice President and Chief Legal Officer